Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations

Note 3 – Discontinued Operations

On May 14, 2009, we completed the Norway Sale for cash consideration of $150 million. We recognized a gain upon closing the Norway Sale of $47.0 million, after the allocation of $68 million of goodwill to the assets sold. As a result of the Norway Sale, we have classified the results of operations of our Norwegian subsidiary as discontinued operations for all periods presented. The following table details selected financial data for the assets included in the Norway Sale:

	Year Ended December 31,
	2011	2010	2009
Sales	$-	$-	$17,550

Income before Taxes	$-	$-	$4,654
Income Tax Expense	-	-	(5,428)
Loss from Operations	-	-	(774)

Gain on sale	-	-	47,308
Net Income from Discontinued Operations	$-	$-	$46,534